                                                                    Exhibit 4.3


                         WELLPOINT HEALTH NETWORKS INC.


                                       AND


                              THE BANK OF NEW YORK

                                     Trustee



                             ----------------------



                             Senior Debt Securities



                             -----------------------



                                    INDENTURE



                            Dated as of _______, 1996



                             -----------------------

                             CROSS REFERENCE SHEET*


         Provisions of Sections 310 through 318(a) inclusive of the Trust Indenture Act of 1939, as amended, and the Indenture dated as of _______, 1996 between WellPoint Health Networks Inc. and The Bank of New York, as Trustee.

SECTION OF ACT                                              SECTION OF INDENTURE

310(a)(1).....................................                        6.10
310(a)(2).....................................                        6.10
310(a)(3).....................................                        N/A
310(a)(4).....................................                        N/A
310(a)(5).....................................                        6.10
310(b)........................................                        6.10
310(c)........................................                        N/A
311(a)........................................                        6.11
311(b)........................................                        6.11
311(b)(2).....................................                        6.11
311(c)........................................                        N/A
312(a)........................................                        4.1
312(b)........................................                        4.2(b)
312(c)........................................                        4.2(c)
313(a)........................................                        6.6
313(b)........................................                        6.6
313(c)........................................                        6.6
313(d)........................................                        6.6
314(a)........................................                        4.3
314(b)........................................                        N/A
314(c)(1).....................................                        2.4 and 11.5
314(c)(2).....................................                        2.4 and 11.5
314(c)(3).....................................                        N/A
314(d)........................................                        N/A
314(e)........................................                       11.5
315(a)........................................                        6.1(b)
315(b)........................................                        6.5
315(c)........................................                        6.1(a)
315(d)(1).....................................                        6.1(b)(1) and (2)
315(d)(2).....................................                        6.1(c)(2)
315(d)(3).....................................                        6.1(c)(3)
315(e)........................................                        5.10
316(a)(1)(A) .................................                        5.8

- --------
* This cross reference sheet shall not, for any purpose, be deemed to be a part of the Indenture.

                                       i.

316(a)(1)(B)..................................                        5.9
316(a)(2).....................................                        N/A
316(b)........................................                        5.6
316(c)........................................                        2.7
317(a)(1).....................................                        5.2
317(a)(2).....................................                        5.2
317(b)........................................                        3.2 and 3.3
318(a)........................................                       11.7

          Attention should also be directed to Section 318(c) of the Trust Indenture Act of 1939, as amended, which provides that the provisions of Sections 310 through 317 of such Act are a part of and govern every qualified indenture, whether or not physically contained therein.

                                       ii.

                                TABLE OF CONTENTS

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ARTICLE ONE  DEFINITIONS........................................................................................      1
         SECTION 1.1  Certain Terms Defined.....................................................................      1
                  Attributable Debt.............................................................................      1
                  Board of Directors............................................................................      2
                  Business Day..................................................................................      2
                  Capital Lease.................................................................................      2
                  Capital Stock.................................................................................      2
                  Commission....................................................................................      2
                  Common Shares.................................................................................      2
                  Company.......................................................................................      2
                  Consolidated Net Tangible Assets..............................................................      2
                  Corporate Trust Office........................................................................      3
                  covenant defeasance...........................................................................      3
                  defaulted interest............................................................................      3
                  Depository....................................................................................      3
                  Depository Security...........................................................................      3
                  defeasance....................................................................................      3
                  Dollar........................................................................................      3
                  Event of Default..............................................................................      3
                  Funded Debt...................................................................................      3
                  Government Obligations........................................................................      3
                  Holder........................................................................................      4
                  Holder of Securities..........................................................................      4
                  Registered Holder.............................................................................      4
                  Securityholder................................................................................      4
                  Indenture.....................................................................................      4
                  Lien..........................................................................................      4
                  Officers' Certificate.........................................................................      4
                  Opinion of Counsel............................................................................      4
                  Original issue date...........................................................................      4
                  Original Issue Discount Security..............................................................      4
                  Outstanding...................................................................................      4
                  Paying Agent..................................................................................      5
                  Person........................................................................................      5
                  person........................................................................................      5
                  Place of Payment..............................................................................      5
                  Preferred Shares..............................................................................      5
                  principal.....................................................................................      5
                  Property......................................................................................      5
                  Responsible Officer...........................................................................      6
                  Sale and Lease-Back Transaction...............................................................      6
                  Secured Debt..................................................................................      6

                                       i.

                                                                                                                   Page
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                  Security......................................................................................      6
                  Securities....................................................................................      6
                  Series........................................................................................      6
                  Series of Securities..........................................................................      6
                  Subsidiary....................................................................................      6
                  Trustee.......................................................................................      6
                  Trust Indenture Act of 1939...................................................................      7
                  United States of America......................................................................      7
                  Value.........................................................................................      7
                  vice president................................................................................      7

ARTICLE TWO  SECURITIES.........................................................................................      7
         SECTION 2.1  Forms Generally...........................................................................      7
         SECTION 2.2  Form of Trustee's Certificate of Authentication...........................................      8
         SECTION 2.3  Amount Unlimited; Issuable in Series......................................................      8
         SECTION 2.4  Authentication and Delivery of Securities.................................................     10
         SECTION 2.5  Execution of Securities...................................................................     11
         SECTION 2.6  Certificate of Authentication.............................................................     12
         SECTION 2.7  Denomination and Date of Securities; Payments of Interest.................................     12
         SECTION 2.8  Registration, Transfer and Exchange.......................................................     14
         SECTION 2.9  Mutilated, Defaced, Destroyed, Lost and Stolen Securities.................................     15
         SECTION 2.10  Cancellation of Securities...............................................................     15
         SECTION 2.11  Temporary Securities.....................................................................     16
         SECTION 2.12  Securities in Global Form................................................................     16
         SECTION 2.13  CUSIP Numbers............................................................................     17

ARTICLE THREE  COVENANTS OF THE COMPANY.........................................................................     17
         SECTION 3.1  Payment of Principal and Interest.........................................................     17
         SECTION 3.2  Offices for Payment, Etc..................................................................     18
         SECTION 3.3  Paying Agents.............................................................................     18
         SECTION 3.4  Written Statement to Trustee..............................................................     19
         SECTION 3.5  Waiver of Certain Covenants...............................................................     19
         SECTION 3.6  Limitation on Liens.......................................................................     19
         SECTION 3.7  Limitation on Sale and Lease-Back Transactions............................................     21
         SECTION 3.8  Calculation of Original Issue Discount....................................................     22

ARTICLE FOUR  SECURITYHOLDERS' LISTS AND
              REPORTS BY THE COMPANY............................................................................     22
         SECTION 4.1  Company to Furnish Trustee Information as to Names and
                      Addresses of Securityholders..............................................................     22
         SECTION 4.2  Preservation and Disclosure of Securityholders' Lists.....................................     22
         SECTION 4.3  Reports by the Company....................................................................     23

                                       ii.

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ARTICLE FIVE  REMEDIES OF THE TRUSTEE AND
SECURITYHOLDERS ON EVENT OF DEFAULT.............................................................................     24
         SECTION 5.1  Event of Default Defined; Acceleration of Maturity;
                      Waiver of Default.........................................................................     24
         SECTION 5.2  Collection of Indebtedness by Trustee;
                      Trustee May Prove Debt....................................................................     27
         SECTION 5.3  Application of Proceeds...................................................................     28
         SECTION 5.4  Restoration of Rights on Abandonment of Proceedings.......................................     29
         SECTION 5.5  Limitations on Suits by Securityholders...................................................     29
         SECTION 5.6  Unconditional Right of Securityholders to
                      Institute Certain Suits...................................................................     30
         SECTION 5.7  Powers and Remedies Cumulative;
                      Delay or Omission Not Waiver of Default...................................................     30
         SECTION 5.8  Control by Securityholders................................................................     30
         SECTION 5.9  Waiver of Past Defaults...................................................................     31
         SECTION 5.10  Right of Court to Require Filing of
                       Undertaking to Pay Costs.................................................................     31
         SECTION 5.11  Suits for Enforcement....................................................................     31

ARTICLE SIX  CONCERNING THE TRUSTEE.............................................................................     32
         SECTION 6.1  Duties of Trustee.........................................................................     32
         SECTION 6.2  Rights of Trustee.........................................................................     33
         SECTION 6.3  Individual Rights of Trustee..............................................................     34
         SECTION 6.4  Trustee's Disclaimer......................................................................     34
         SECTION 6.5  Notice of Defaults........................................................................     35
         SECTION 6.6  Reports by Trustee to Holders.............................................................     35
         SECTION 6.7  Compensation and Indemnity................................................................     35
         SECTION 6.8  Replacement of Trustee....................................................................     36
         SECTION 6.9  Successor Trustee by Merger...............................................................     37
         SECTION 6.10  Eligibility; Disqualification............................................................     37
         SECTION 6.11  Preferential Collection of Claims Against Company........................................     37

ARTICLE SEVEN  CONCERNING THE SECURITYHOLDERS...................................................................     37
         SECTION 7.1  Evidence of Action Taken by Securityholders...............................................     37
         SECTION 7.2  Proof of Execution of Instruments.........................................................     38
         SECTION 7.3  Holders to Be Treated as Owners...........................................................     38
         SECTION 7.4  Securities Owned by Company Deemed Not Outstanding........................................     38
         SECTION 7.5  Right of Revocation of Action Taken.......................................................     38

ARTICLE EIGHT  SUPPLEMENTAL INDENTURES..........................................................................     39
         SECTION 8.1  Supplemental Indentures Without
                      Consent of Securityholders................................................................     39
         SECTION 8.2  Supplemental Indentures with Consent of Securityholders...................................     40
         SECTION 8.3  Effect of Supplemental Indenture..........................................................     41

                                      iii.

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         SECTION 8.4  Documents to Be Given to Trustee..........................................................     41
         SECTION 8.5  Notation on Securities in Respect of
                      Supplemental Indentures...................................................................     41

ARTICLE NINE  CONSOLIDATION, MERGER, SALE OR CONVEYANCE.........................................................     42
         SECTION 9.1  Company May Consolidate, Etc. on Certain Terms............................................     42
         SECTION 9.2  Successor Corporation Substituted.........................................................     42
         SECTION 9.3  Opinion of Counsel to Trustee.............................................................     43

ARTICLE TEN  SATISFACTION AND DISCHARGE OF INDENTURE:
             UNCLAIMED MONEYS...................................................................................     43
         SECTION 10.1  Satisfaction and Discharge of Indenture..................................................     43
         SECTION 10.2  Application by Trustee of Funds Deposited for
                       Payment of Securities....................................................................     46
         SECTION 10.3  Repayment of Moneys Held by Paying Agent.................................................     47
         SECTION 10.4  Return of Unclaimed Moneys Held by
                       Trustee and Paying Agent.................................................................     47
         SECTION 10.5  Reinstatement of Company's Obligations...................................................     47

ARTICLE ELEVEN  MISCELLANEOUS PROVISIONS........................................................................     48
         SECTION 11.1  Incorporators, Stockholders, Officers and Directors of
                       Company Exempt from Individual Liability.................................................     48
         SECTION 11.2  Provisions of Indenture for the Sole Benefit of
                       Parties and Securityholders..............................................................     48
         SECTION 11.3  Successors and Assigns of Company Bound by Indenture.....................................     48
         SECTION 11.4  Notices and Demands on Company,
                       Trustee and Securityholders..............................................................     48
         SECTION 11.5  Officers' Certificates and Opinions of Counsel;
                       Statements to Be Contained Therein.......................................................     49
         SECTION 11.6  Payments Due on Saturdays, Sundays and Holidays..........................................     50
         SECTION 11.7  Conflict of Any Provision of Indenture with Trust
                       Indenture Act of 1939....................................................................     50
         SECTION 11.8  California Law to Govern.................................................................     50
         SECTION 11.9  Counterparts.............................................................................     50
         SECTION 11.10  Effect of Headings; Gender..............................................................     50

ARTICLE TWELVE  REDEMPTION OF SECURITIES
                AND SINKING FUNDS...............................................................................     51
         SECTION 12.1  Applicability of Article.................................................................     51
         SECTION 12.2  Notice of Redemption; Partial Redemptions................................................     51
         SECTION 12.3  Payment of Securities Called for Redemption..............................................     52
         SECTION 12.4  Exclusion of Certain Securities from Eligibility for
                       Selection for Redemption.................................................................     53
         SECTION 12.5  Mandatory and Optional Sinking Funds.....................................................     53

                                       iv.

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         SECTION 12.6  Repayment at the Option of the Holders...................................................     55
         SECTION 12.7  Conversion Arrangement on Call for Redemption............................................     56

ARTICLE THIRTEEN  CONVERSION OF SECURITIES......................................................................     56
         SECTION 13.1  Applicability of Article.................................................................     56
         SECTION 13.2  Right of Holders to Convert Securities
                       into Common Shares.......................................................................     57
         SECTION 13.3  Issuance of Common Shares on Conversions.................................................     57
         SECTION 13.4  No Payment or Adjustment for Interest or Dividends.......................................     58
         SECTION 13.5  Adjustment of Conversion Price...........................................................     59
         SECTION 13.6  No Fractional Shares to Be Issued........................................................     62
         SECTION 13.7  Preservation of Conversion Rights upon
                       Consolidation, Merger, Sale or Conveyance................................................     63
         SECTION 13.8  Notice to Holders of the Securities of a Series
                       Prior to Taking Certain Types of Action..................................................     63
         SECTION 13.9  Covenant to Reserve Shares for Issuance on
                       Conversion of Securities.................................................................     64
         SECTION 13.10  Compliance with Governmental Requirements...............................................     64
         SECTION 13.11  Payment of Taxes upon Certificates for
                        Shares Issued upon Conversion...........................................................     65
         SECTION 13.12  Trustee's Duties with Respect to Conversion Provisions..................................     65
         SECTION 13.13  Conversion of Securities into Preferred Stock...........................................     65

                                       v.

                  THIS INDENTURE, dated as of ______ __, 1996 between WELLPOINT HEALTH NETWORKS INC., a California corporation (the "Company"), and The Bank of New York, a New York banking corporation (the "Trustee"),

                              W I T N E S S E T H:

                  WHEREAS, the Company has duly authorized the issue from time to time of its unsecured debentures, notes or other evidences of indebtedness (the "Securities") to be issued in one or more Series; and

                  WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

                  NOW, THEREFORE:

                  In consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed for the equal and ratable benefit of the Holders from time to time of the Securities or of Series thereof as follows:

                                   ARTICLE ONE

                                   DEFINITIONS

                  SECTION 1.1 Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, as amended, or the definitions of which in the Securities Act of 1933, as amended, are referred to in the Trust Indenture Act of 1939, as amended, including terms defined therein by reference to the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole, as supplemented and amended from time to time, and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

                  "Attributable Debt" means the total net amount of rent required to be paid during the remaining term of any lease, discounted at the weighted average rate per annum then borne by the outstanding Securities.

                                       1.

                  "Board of Directors" means either the Board of Directors of the Company or any duly authorized committee of that Board or any duly authorized committee created by that Board.

                  "Business Day" means, except as may otherwise be provided in the form of Securities of any particular Series, with respect to any Place of Payment or place of publication, any day, other than a Saturday or Sunday, or a day on which banking institutions are authorized or required by law or regulation to close in that Place of Payment, place of publication or where the principal corporate trust office of the Trustee is located.

                  "Capital Lease" means all material monetary obligations of the Company or any of its Subsidiaries under any leasing or similar arrangement which is classified as a capital lease in accordance with generally accepted accounting principles (GAAP) (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount of such obligation, determined in accordance with GAAP (including such Statement No. 13).

                  "Capital Stock" in any person means any and all shares, interests, participations or other equivalents in the equity (however designated) in such person and any rights (other than debt securities convertible into an equity interest), warrants or options to acquire an equity interest in such person.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

                  "Common Shares" means the shares of common stock, par value $.01 per share, of the Company as they exist on the date of this Indenture, or any other shares of capital stock of the Company into which such shares shall be reclassified or changed.

                  "Company" means WellPoint Health Networks Inc., a California corporation, until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

                  "Consolidated Net Tangible Assets" means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all current liabilities (excluding any thereof constituting Funded Debt by reason of being extendible or renewable), and (b) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on the books and records of the Company and its consolidated subsidiaries and computed in accordance with generally accepted accounting principles.

                                       2.

                  "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, Floor 21 West, New York, New York 10286.

                  "covenant defeasance" has the meaning specified in Section 10.1(B).

                  "defaulted interest" has the meaning specified in Section 2.7.

                  "Depository" shall mean, with respect to Securities of any Series for which the Company shall determine that such Securities will be issued as a Depository Security, The Depository Trust Company, New York, New York, or another clearing agency or any successor registered under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to Sections 2.3 and 2.12.

                  "Depository Security" shall mean, with respect to any Series of Securities, a Security executed by the Company and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with this Indenture and pursuant to a resolution of the Board of Directors as contemplated by Section 2.3, which (i) shall be registered as to principal and interest in the name of the Depository or its nominee and (ii) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all of the Outstanding Securities of such Series.

                  "defeasance" has the meaning specified in Section 10.1(B).

                  "Dollar" means the coin or currency of the United States of America which as of the time of payment is legal tender for the payment of public and private debts.

                  "Event of Default" has the meaning specified in Section 5.1.

                  "Funded Debt" means all indebtedness, whether or not evidenced by a bond, debenture, note or similar instrument or agreement, for the repayment of money borrowed, having a maturity of more than 12 months from the date of its creation or having a maturity of less than 12 months from the date of its creation but by its terms being renewable or extendible beyond 12 months from such date at the option of the borrower. For the purpose of determining "Funded Debt" of any corporation, there shall be excluded any particular indebtedness if, on or prior to the maturity thereof, there shall have been deposited with the proper depository in trust the necessary funds for the payment, redemption or satisfaction of such indebtedness.

                  "Government Obligations" means, unless otherwise specified pursuant to Section 2.3, securities which are (i) direct obligations of the United States government or (ii) obligations of a Person controlled or supervised by, or acting as an agency or instrumentality of, the United States government, the payment of which obligations is

                                       3.

unconditionally guaranteed by such government, and which, in either case, are full faith and credit obligations of such government, and which are not callable or redeemable at the option of the issuer thereof.

                  "Holder," "Holder of Securities," "Registered Holder," "Securityholder" or other similar terms mean the Person in whose name at the time a particular Security is registered in the Security register.

                  "Indenture" means this instrument as originally executed or as it may from time to time be amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular Series of Securities established as contemplated by Section 2.3.

                  "Lien" means any mortgage, pledge, hypothecation, charge, assignment, deposit arrangement, encumbrance, security interest, lien (statutory or other), or preference, priority, or other security or similar agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any agreement to give or grant a Lien or any lease, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

                  "Officers' Certificate" means a certificate signed on behalf of the Company by the chairman of the Board of Directors or the vice chairman or the president or any vice president and by the treasurer, the controller, any assistant treasurer, the secretary or any assistant secretary of the Company and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 11.5.

                  "Opinion of Counsel" means a written opinion of legal counsel who may be an employee of or counsel to the Company and who shall be reasonably acceptable to the Trustee. Each Opinion of Counsel shall include the statements provided for in Section 11.5, if and to the extent required hereby.

                  "Original issue date" of any Security (or portion thereof) means the date set forth as such on such Security.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof pursuant to Section 5.1.

                  "Outstanding," when used with reference to Securities, shall, subject to the provisions of Section 7.4, mean, as of any particular time, all Securities authenticated and delivered under this Indenture, except

                  (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                                       4.

                  (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount and in the required currency shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company for the holders of such Securities (if the Company shall act as its own Paying Agent), provided that if such securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice;

                  (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee and the Company is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Company);

                  (d) Securities converted into Common Shares or Preferred Shares in accordance with or as contemplated by this Indenture; and

                  (e) Securities with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article Ten.

                  "Paying Agent" means any Person (which may include the Company) authorized by the Company to pay the principal of or interest, if any, on any Security on behalf of the Company.

                  "Person" or "person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment," when used with respect to the Securities of any Series, means the place or places where the principal of and interest, if any, on the Securities of that Series are payable as specified pursuant to
Section 3.2.

                  "Preferred Shares" means, any shares of capital stock issued by the Company that are entitled to a preference or priority over the Common Shares upon any distribution of the Company's assets, whether by dividend or upon liquidation.

                  "principal" whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any."

                  "Property" means, with respect to any person, any interest of such person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, Capital Stock in any other person.

                                       5.

                  "Responsible Officer" when used with respect to the Trustee shall mean any officer within the corporate trust department (or any successor department) of the Trustee including any vice president, assistant vice president, assistant secretary, senior trust officer, trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Corporate Trust Office because of his or her knowledge of and familiarity with the particular subject.

                  "Sale and Lease-Back Transaction" means, with respect to any person, any direct or indirect arrangement pursuant to which Property is sold or transferred by such person or a subsidiary of such person and is thereafter leased back from the purchaser or transferee thereof by such person or one of its subsidiaries.

                  "Secured Debt" means any indebtedness for borrowed money incurred, assumed or guaranteed after the date of the Indenture by the Company or a Subsidiary that is secured by a Lien.

                  "Security" or "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any securities authenticated and delivered under this Indenture.

                  "Series" or "Series of Securities" means all Securities of a similar tenor authorized by a particular resolution of the Board of Directors.

                  "Subsidiary" means (i) a corporation, a majority of whose capital stock with voting power, under ordinary circumstances, to elect directors is, at the date of determination, directly or indirectly owned by the Company, by one or more Subsidiaries of the Company or by the Company and one or more Subsidiaries of the Company, (ii) a partnership, joint venture or similar entity in which the Company, a Subsidiary of the Company or the Company and one or more Subsidiaries of the Company, directly or indirectly, holds a majority interest in the equity capital or profits or other similar interests of such entity, or (iii) any other person (other than a corporation) in which the Company, a Subsidiary of the Company or the Company and one or more Subsidiaries of the Company, directly or indirectly, at the date of determination, has (x) at least a majority ownership interest or (y) the power to elect or direct the election of a majority of the directors or other governing body of such person.

                  "Trustee" means the Person identified as "Trustee" in the first paragraph hereof until a successor Trustee shall have become such pursuant to the provision hereof, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any Series shall mean the Trustee with respect to Securities of that Series.

                                       6.

                  "Trust Indenture Act of 1939" or "TIA" (except as otherwise provided in Sections 8.1 and 8.2) means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was originally executed.

                  "United States of America" means the United States of America (including the states and the District of Columbia), its territories, possessions, the Commonwealth of Puerto Rico and other areas subject to its jurisdiction.

                  "Value" means, with respect to a Sale and Lease-Back Transaction, as of any particular time, the amount equal to the greater of (i) the net proceeds of the sale or transfer of the property leased pursuant to such Sale and Lease-Back transaction or (ii) the fair value in the opinion of the Board of Directors (as evidenced by a Board Resolution) of such property at the time of entering into such Sale and Lease-Back Transaction, in either case divided first by the number of full years of the term of the lease and then multiplied by the number of full years of such term remaining at the time of determination, without regard to any renewal or extension options contained in the lease.

                  "vice president" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president."


                                   ARTICLE TWO

                                   SECURITIES

                  SECTION 2.1 Forms Generally. The Securities of each Series shall be substantially in such form (including temporary or definitive global form) as shall be established by or pursuant to a resolution of the Board of Directors or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture (the provisions of which shall be appropriate to reflect the terms of the Series of Securities represented thereby) and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities as evidenced by their execution of the Securities.

                  The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities as evidenced by their execution of such Securities.

                                       7.

                  SECTION 2.2 Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

                  This is one of the Securities of the Series designated herein and referred to in the within-mentioned Indenture.

                            The Bank of New York, as
                            Trustee


                            By:_______________________________
                                    Authorized Signatory

                                            or

                            The Bank of New York, as
                            Trustee



                            By:______________________________,
                                   as Authentication Agent



                            By:_______________________________
                                    Authorized Signatory

                  SECTION 2.3 Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more Series. There shall be established in or pursuant to a resolution of the Board of Directors and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any Series,

                  (1) the title of the Securities of the Series (which title shall distinguish the Securities of the Series from all other Securities issued by the Company);

                  (2) any limit upon the aggregate principal amount of the Securities of the Series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the Series pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3);

                                       8.

                  (3) if other than 100% of their principal amount, the percentage of their principal amount at which the Securities of the Series will be offered for sale to the public;

                  (4) the date or dates on which the principal of the Securities of the Series is payable or the method of determination thereof;

                  (5) the rate or rates (which may be fixed or variable), or the method or methods of determination thereof, at which the Securities of the Series shall bear interest, if any, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;

                  (6) the place or places where the principal and interest, if any, on Securities of the Series shall be payable (if other than as provided in Section 3.2);

                  (7) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the Series may be redeemed, in whole or in part, at the option of the Company;

                  (8) if other than the principal amount thereof, the portion of the principal amount of Securities of the Series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 5.1 or provable in bankruptcy pursuant to Section 5.2;

                  (9) the obligation, if any, of the Company to redeem, purchase or repay Securities of the Series whether pursuant to any sinking fund or analogous provisions or pursuant to other provisions set forth therein or at the option of a Holder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the Series shall be redeemed, purchased or repaid, in whole or in part;

                  (10) if other than denominations of $1,000, and any integral multiple thereof, the denominations in which Securities of the Series shall be issuable;

                  (11) the form of the Securities, including such legends as required by law or as the Company deems necessary or appropriate and the form of any temporary global security which may be issued;

                  (12) whether, and under what circumstances, the Securities of any Series shall be convertible into Securities of any other Series and, if so, the terms and conditions upon which such conversion will be effected including the initial conversion price or rate, the conversion period and other provisions in addition to or in lieu of those described herein;

                                       9.

                  (13) if other than the Trustee, any trustees, authenticating or Paying Agents, transfer agents or registrars or any other agents with respect to the Securities of such Series;

                  (14) if the Securities of such Series do not bear interest, the applicable dates for purposes of Section 4.1 hereof;

                  (15) whether the Securities of such Series are to be issuable in whole or in part in the form of one or more Depository Securities, and, in such case, the Depository for such Securities;

                  (16) the application, if any, of either or both of Section 10.1(B)(ii) or 10.1(B)(iii) to the Securities of the Series;

                  (17) the obligation, if any, of the Company to permit the conversion of the Securities of such Series into the Company's Common Shares or Preferred Shares (and the class thereof), as the case may be, and the terms and conditions upon which such conversion shall be effected (including, without limitation, the initial conversion price or rate, the conversion period, any adjustment of the applicable conversion price or rate and any requirements relative to reservation of shares for purposes of conversion; and

                  (18) any other terms or conditions upon which the Securities of the Series are to be issued (which terms shall not be inconsistent with the provisions of this Indenture).

                  All Securities of any one Series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto. All Securities of any one Series need not be issued at the same time, and unless otherwise provided, a Series may be reopened for issuances of additional Securities of such Series.

                  SECTION 2.4 Authentication and Delivery of Securities. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any Series executed by the Company to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery such Securities to or upon the written order of the Company, signed by both (a) the chairman of its Board of Directors, or its president or any vice president and (b) its treasurer or any assistant treasurer, secretary or any assistant secretary without any further action by the Company. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee

                                       10.

shall be entitled to receive and (subject to Section 6.1) shall be fully protected in relying upon:

                  (1) a copy of any resolution or resolutions of the Board of Directors relating to such Series, in each case certified by the secretary or an assistant secretary of the Company;

                  (2) a supplemental indenture, if any;

                  (3) an Officers' Certificate setting forth the form and terms of the Securities of such Series as required pursuant to Sections 2.1 and 2.3, respectively, and prepared in accordance with Section 11.5; and

                  (4) an Opinion of Counsel, prepared in accordance with Section 11.5, which shall state

                           (a) that the form or forms and terms of such Securities have been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by Sections 2.1 and 2.3 in conformity with the provisions of this Indenture and in conformity with such resolution; and

                           (b) that such Securities have been duly authorized, and, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such opinion of counsel, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under this Indenture in a manner not reasonably acceptable to the Trustee.

                  SECTION 2.5 Execution of Securities. The Securities shall be signed on behalf of the Company by both (a) the chairman of its Board of Directors or its president or any vice president and (b) its treasurer or any assistant treasurer or its secretary or any assistant secretary, under its corporate seal which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of such officers. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

                                       11.

                  In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

                  SECTION 2.6 Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited and executed by the Trustee by the manual signature of one of its authorized signatories shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

                  Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, the Company shall deliver such Security to the Trustee for cancellation as provided in Section 2.10 together with a written statement (which need not comply with Section 11.5 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of the Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of the Indenture.

                  SECTION 2.7 Denomination and Date of Securities; Payments of Interest. The Securities shall be issuable in denominations as shall be specified as contemplated by Section 2.3. In the absence of any such specification with respect to the Securities of any Series, Securities shall be issuable in denominations of $1,000 and any integral multiple thereof, and interest shall be computed on the basis of a 360-day year of twelve 30-day months. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

                  Each Security shall be dated the date of its authentication.

                  Unless otherwise provided as contemplated by Section 2.3, interest on any Security which is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid to the person in whose name that Security (or one or more predecessor securities) is registered at the close of business on the regular record date for the payment of such interest.

                                       12.

                  The term "record date" as used with respect to any interest payment date (except for a date for payment of defaulted interest) shall mean the date specified as such in the terms of the Securities of any particular Series, or, if no such date is so specified, the close of business on the fifteenth day preceding such interest payment date, whether or not such record date is a Business Day.

                  Any interest on any Security of any Series which is payable, but is not punctually paid or duly provided for, on any interest payment date (called "defaulted interest" for purposes of this Section) shall forthwith cease to be payable to the Registered Holder on the relevant record date by virtue of his having been such Holder; and such defaulted interest may be paid by the Company, at its election in each case, as provided in clause (1) or clause (2) below:

                  (1) The Company may elect to make payment of any defaulted interest to the persons in whose names any such Securities (or their respective predecessor Securities) are registered at the close of business on a special record date for the payment of such defaulted interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Security of such Series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such defaulted interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such defaulted interest in respect of Securities of such Series which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of, the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such defaulted interest and the special record date thereof to be mailed, first class postage prepaid, to each Registered Holder at his address as it appears in the Security register, not less than 10 days prior to such special record date. Notice of the proposed payment of such defaulted interest and the special record date therefor having been mailed as aforesaid, such defaulted interest in respect of Securities of such Series shall be paid to the persons in whose names such Securities (or their respective predecessor Securities) are registered on such special record date and such defaulted interest shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any defaulted interest on the Securities of any Series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of that Series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such payment shall be deemed practicable by the Trustee.

                                       13.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  SECTION 2.8 Registration, Transfer and Exchange. The Company will cause to be kept at each office or agency to be maintained for the purpose as provided in Section 3.2 a register or registers in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration and the registration of the transfer of, the Securities. The Trustee is hereby appointed Security registrar for purposes of registering, and registering transfers of, the Securities.

                  Upon surrender for registration of transfer of any Security of any Series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Company shall execute and the Trustee shall authenticate and make available for delivery in the name of the transferee or transferees a new Security or Securities of the same Series and of a like tenor and containing the same terms (other than the principal amount thereof, if more than one Security is executed, authenticated and delivered with respect to any security so presented, in which case the aggregate principal amount of the executed, authenticated and delivered Securities shall equal the principal amount of the Security presented in respect thereof) and conditions.

                  All Securities issued upon any transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges pursuant to Sections 2.11, 8.5 or 12.3 not involving any transfer.

                  The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a 15-day period prior to the day of mailing of the relevant notice of redemption or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not redeemed.

                                       14.

                  SECTION 2.9 Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall become mutilated or defaced or be destroyed, lost or stolen, the Company shall execute, and upon the written request of any officer of the Company, the Trustee shall authenticate and make available for delivery a new Security of the same Series and of like tenor and principal amount and with the same terms and conditions, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security or in lieu of and substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Company and to the Trustee and to any agent of the Company or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

                  Upon the issuance of any substitute Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security); provided, however, that unless otherwise provided pursuant to Section 2.3, the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

                  Every substitute Security of any Series issued pursuant to the provisions of this Section by virtue of the fact that any Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such Series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                  SECTION 2.10 Cancellation of Securities. All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, shall, if surrendered to the Company

                                       15.

or any agent of the Company or the Trustee, be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Indenture. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold and all Securities so delivered shall be promptly cancelled by the Trustee. The Trustee shall return cancelled Securities held by it to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

                  SECTION 2.11 Temporary Securities. Pending the preparation of definitive Securities for any Series, the Company may execute and the Trustee shall authenticate and make available for delivery temporary Securities for such Series (printed, lithographed, typewritten or otherwise reproduced, in each case in form reasonably acceptable to the Trustee). Temporary Securities of any Series may be issued of any authorized denomination, and substantially in the form of the definitive Securities of such Series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company with the reasonable concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Company shall execute and shall furnish definitive securities of such Series and thereupon temporary Securities of such Series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Company for that purpose pursuant to
Section 3.2, and the Trustee shall authenticate and make available for delivery in exchange for such temporary Securities of such Series a like aggregate principal amount of definitive Securities of the same Series of authorized denominations. Until so exchanged, the temporary Securities of any Series shall be entitled to the same benefits under this Indenture as definitive Securities of such Series.

                  SECTION 2.12 Securities in Global Form. If Securities of a Series are issuable in global form, as specified as contemplated by Section 2.3, then, notwithstanding clause (10) of Section 2.3 and the provisions of Section 2.7, such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby may be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company order to be delivered to the Trustee pursuant to Section 2.4. Subject to the provisions of Section 2.4, the Trustee shall deliver and redeliver any Security in definitive global form in the manner and upon

                                       16.

written instructions given by the Person or Persons specified therein or in the applicable Company order. If a Company order pursuant to Section 2.4 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 11.5 and need not be accompanied by an Opinion of Counsel.

                  The provisions of the last sentence of Section 2.6 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 11.5 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 2.6.

                  Notwithstanding the provisions of Sections 2.3 and 2.7, unless otherwise specified as contemplated by Section 2.3, payment of principal of and any interest on any Security in definitive global form shall be made to the Person or Persons specified therein.

                  Except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat a Person as the Holder of such principal amount of outstanding Securities represented by a definitive global Security as shall be specified in a written statement of the Holder of such definitive global Security.

                  SECTION 2.13 CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.


                                  ARTICLE THREE

                            COVENANTS OF THE COMPANY

                  SECTION 3.1 Payment of Principal and Interest. The Company covenants and agrees for the benefit of each particular Series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities of such Series in accordance with the terms of the Securities of such Series and this Indenture.

                                       17.

                  SECTION 3.2 Offices for Payment, Etc. So long as any of the Securities remain outstanding, the Company will maintain the following for each
Series: an office or agency (a) where the Securities may be presented for payment or conversion, (b) where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided, and (c) where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. In case the Company shall fail to so designate or maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office. Unless otherwise specified pursuant to Section 2.3, the Trustee is hereby appointed Paying Agent.

                  SECTION 3.3 Paying Agents. Whenever the Company shall appoint a Paying Agent other than the Trustee with respect to the Securities of any Series, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Agent shall agree with the Trustee, subject to the provisions of this Section,

                  (a) that it will hold all sums received by it as such Agent for the payment of the principal of or interest on the Securities of such Series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such Series) in trust for the benefit of the Holders of the Securities of such Series or of the Trustee, and upon the occurrence of an Event of Default and upon the written request of the Trustee, pay over all such sums received by it to the Trustee, and

                  (b) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such Series when the same shall be due and payable.

                  The Company will, on or prior to each due date of the principal of or interest on the Securities of such Series, deposit in a timely manner with the Paying Agent a sum sufficient to pay such principal or interest so becoming due, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

                  If the Company shall act as its own Paying Agent with respect to the Securities of any Series, it will, on or before each due date of the principal of or interest on the Securities of such Series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such Series a sum sufficient to pay such principal or interest so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

                  Anything in this Section to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be

                                       18.

paid to the Trustee all sums held in trust for any such Series by the Company or any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

                  Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.3 and 10.4.

                  SECTION 3.4 Written Statement to Trustee. The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a brief certificate (which need not comply with Section 11.5) from the principal executive, financial or accounting officer of the Company as to his or her knowledge, after due inquiry, of the Company's compliance with all conditions and covenants under the Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under the Indenture).

                  SECTION 3.5 Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 3.6 or 3.7 with respect to the Securities of any Series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such Series shall either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                  SECTION 3.6 Limitation on Liens. The Company will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any Property of the Company or such Subsidiary or any interest therein or any income or profits therefrom, unless the Securities are secured equally and ratably with (or prior to) any and all other indebtedness secured by such Lien, except for:

                  (1) any Lien arising in the ordinary course of business, other than in connection with indebtedness for borrowed money;

                  (2) any Lien on Property acquired by the Company or any Subsidiary after the date of issuance of the Securities, provided that such Lien existed on the date such Property was acquired;

                  (3) any Lien existing on the date of the Indenture;

                  (4) any Lien securing indebtedness incurred to finance the purchase price or cost of construction of Property (or additions, substantial repairs, alterations or substantial improvements thereto), provided that such Lien and the

                                       19.

         indebtedness secured thereby are incurred within one year of the later of acquisition or completion of construction (or addition, repair, alteration or improvement) and full operation thereof;

                  (5) any Liens arising out of judgments or awards made against the Company or any Subsidiary having an outstanding principal amount which do not exceed $20 million in the aggregate or with respect to which the Company or such Subsidiary shall in good faith be prosecuting an appeal or proceedings for review, Liens which are discharged within 60 days of entry of judgment or Liens incurred by the Company or a Subsidiary for the purpose of obtaining a stay or discharge in the course of any legal proceeding to which the Company or such Subsidiary is a party;

                  (6) any Lien for taxes not yet due and payable by the Company or any Subsidiary or which the Company or such Subsidiary is contesting in good faith;

                  (7) any Lien on or with respect to Property of a Subsidiary in favor of the Company or another Subsidiary;

                  (8) short-term repurchase agreements covering portfolio securities;

                  (9) any Lien securing indebtedness in respect of Capital Leases on the Property subject to such Capital Leases;

                  (10) deposits, reserves or contingent payment or arrangements required under or pursuant to any applicable provisions of federal, state or local rules, regulations or ordinances regarding health maintenance organizations, providers of life, health care or disability insurance or the provision of health care services or such insurance or the management of health care services or securing regulatory capital or other financial responsibility requirements;

                  (11) any Lien (other than a Lien permitted under any of clauses (1) through (10) of this paragraph) securing indebtedness of the Company or of any Subsidiary provided that the aggregate principal amount of all Secured Debt together with all Attributable Debt of the Company and its Subsidiaries in respect of Sale and Lease-Back Transactions may not exceed 15% of Consolidated Net Tangible Assets of the Company and its Subsidiaries;

                  (12) any Lien extending, renewing or replacing any Lien permitted by clause (1) through (11) above; and

                  (13) any Lien securing indebtedness the proceeds of which are deposited, promptly upon receipt, with the Trustee solely for the purpose of effecting a legal defeasance or covenant defeasance as set forth under "Satisfaction and Discharge of Indenture" and "Defeasance."

                                       20.

                  In the case of Liens permitted under clauses (2) and (4), such Liens may not relate to any Property of the Company or a Subsidiary other than the Property so acquired, constructed, added, repaired, altered or improved, as the case may be. In the case of Liens permitted under clause (12), unless such Liens are otherwise permitted under clause (11), such Liens (A) may not relate to any Property of the Company or a Subsidiary other than the Property to which the Lien being extended, renewed or replaced related to, and (B) may not secure indebtedness in excess of that secured by the Lien being extended, renewed or replaced.

                  SECTION 3.7 Limitation on Sale and Lease-Back Transactions. The Company will not, nor will it permit any Subsidiary to, directly or indirectly, enter into, assume, guarantee, or otherwise become liable with respect to any Sale and Lease-Back Transaction; provided, however, that the Company or any Subsidiary may enter into:

                  (1) a Sale and Lease-Back Transaction that, had such Sale and Lease- Back Transaction been structured as a mortgage rather than as a Sale and Lease- Back Transaction, the Company or such Subsidiary would have been permitted to enter into such transaction pursuant to the terms of the Indenture described under Section 3.6,

                  (2) a Sale and Lease-Back Transaction between or among the Company and any of its Subsidiaries or between or among Subsidiaries,

                  (3) a Sale and Lease-Back Transaction entered into prior to the date of issuance of the Securities,

                  (4) a Sale and Lease-Back Transaction, provided that within 180 days of the effective date of any such Sale and Lease-Back Transaction, the Company or such Subsidiary shall apply an amount equal to the Value of such Sale and Lease- Back Transaction to the (A) retirement (other than any mandatory retirement and other than any prohibited retirement of securities) of indebtedness for borrowed money incurred or assumed by the Company or any Subsidiary (other than indebtedness for borrowed money owed to the Company or any Subsidiary) which by its terms matures on, or is extendable or renewable at the option of the obligor to, a date more than 12 months after the date of the creation of such indebtedness and, in the case of such indebtedness of the Company which ranks on a parity with, or senior in right of payment to, the Securities or (B) the purchase or construction of other Property, provided that such Property is owned by the Company or a Subsidiary free and clear of all Liens,

                  (5) a Sale and Lease-Back Transaction involving the taking back of a lease for a period of three years or less, or

                  (6) a Sale and Lease-Back Transaction, provided that after giving effect to the Sale and Lease-Back Transaction, the aggregate principal amount of all Secured Debt plus Attributable Debt of the Company and its Subsidiaries in

                                       21.

         respect of Sale and Leaseback Transactions would not exceed 15% of the Consolidated Net Tangible Assets of the Company and its Subsidiaries.

                  SECTION 3.8 Calculation of Original Issue Discount. The Company shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year.


                                  ARTICLE FOUR

                           SECURITYHOLDERS' LISTS AND
                             REPORTS BY THE COMPANY

                  SECTION 4.1 Company to Furnish Trustee Information as to Names and Addresses of Securityholders. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities of each Series:

                  (a) semiannually and not more than 15 days after each record date for the payment of interest on such Securities, as hereinabove specified, as of such record date, and

                  (b) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the Company of any such request, such list to be as of a date not more than 15 days prior to the time such information is furnished, provided that if and so long as the Trustee shall be the Security registrar for such Series, such list shall not be required to be furnished.

                  SECTION 4.2 Preservation and Disclosure of Securityholders' Lists.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders of each Series of Securities contained in the most recent list furnished to it as provided in Section 4.1 or maintained by the Trustee in its capacity as Security registrar for such Series, if so acting. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

                  (b) In case three or more Holders of Securities of any Series (hereinafter referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular Series (in which case the applicants must all hold Securities of such Series) or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and such application is accompanied by a copy of the form of proxy or other

                                       22.

communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                           (i) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.2, or

                           (ii) inform such applicants as to the approximate number of Holders of Securities of such Series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

                  If the Trustee shall elect not to afford to such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such Series or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such Series or all Securities, as the case may be, or could be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of such order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met, and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Each and every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under such subsection (b).

                  SECTION 4.3 Reports by the Company. The Company covenants:

                                       23.

                  (a) to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, or if the Company is not required to file information, documents, or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents, and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, or in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (b) to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations; and

                  (c) to transmit by mail to the Holders of Securities in the manner and to the extent required by Section 6.6, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents, and reports required to be filed by the Company pursuant to subsections (a) and
(b) of this Section as may be required to be transmitted to such Holders by rules and regulations prescribed from time to time by the Commission.

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).


                                  ARTICLE FIVE

                           REMEDIES OF THE TRUSTEE AND
                       SECURITYHOLDERS ON EVENT OF DEFAULT

                  SECTION 5.1 Event of Default Defined; Acceleration of Maturity; Waiver of Default. "Event of Default," with respect to Securities of any Series wherever used herein, means any one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment,

                                       24.

decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless it is either inapplicable to a particular Series or it is specifically deleted or modified in or pursuant to the supplemental indenture or resolution of the Board of Directors establishing such Series of Securities or in the form of Security for such Series:

                  (a) default in the payment of any installment of interest upon any of the Securities of such Series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

                  (b) default in the payment of all or any part of the principal of any of the Securities of such Series as and when the same shall become due and payable, either at maturity, upon any redemption, by declaration or otherwise; or

                  (c) default in the performance, or breach of any covenant or warranty of the Company contained in the Securities of such Series or in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of a Series of Securities other than that Series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that Series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (d) default under any bond, debenture, note or other evidence of indebtedness of the Company or any Subsidiary, or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness of the Company or any Subsidiary, whether such indebtedness now exists or is hereafter created, which default involves the failure to pay principal on indebtedness at the final maturity thereof after the expiration of any applicable grace period with respect thereto, or which has resulted in indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable in an aggregate amount in excess of $30,000,000;

                  (e) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                                       25.

                  (f) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors; or

                  (g) any other Event of Default provided with respect to Securities of such Series in the supplemental indenture or resolution of the Board of Directors establishing such Series.

If an Event of Default occurs and is continuing with respect to the Securities of any Series, then and in each and every such case, unless the principal of all Securities of such Series shall have already become due and payable, either the Trustee for such Series or the Holders of not less than 25% in aggregate principal amount at maturity of the Securities of such Series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Holders), may declare the principal of all the Securities of such Series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable. This provision, however, is subject to the condition that if at any time after the principal of the Securities of such Series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon all the Securities of such Series and the principal of any and all Securities of such Series which shall have become due otherwise than by such acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, upon overdue installments of interest, at the rate borne by the Securities of such Series to the date of such payment or deposit) and in Dollars such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel and all other expenses and liabilities incurred, and all advances made, by the Trustee, its agents, attorneys and counsel and any and all defaults under this Indenture, other than the nonpayment of the principal of Securities of such Series which shall have become due by such acceleration, shall have been remedied, then and in every such case the Holders of a majority in aggregate principal amount at maturity of the Securities of such Series then Outstanding, by written notice to the Company and to the Trustee for the Securities of such Series, may waive all defaults and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                                       26.

                  SECTION 5.2 Collection of Indebtedness by Trustee; Trustee May Prove Debt. The Company covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any Series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any Series when the same shall have become due and payable, whether upon maturity of the Securities of such Series or upon any redemption or by declaration or otherwise, then upon demand of the Trustee for the Securities of such Series, the Company will pay to the Trustee for the Securities of such Series for the benefit of the Holders of the Securities of such Series the whole amount that then shall have become due and payable on all Securities of such Series for principal of or interest, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest specified in the Securities of such Series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to, and all expenses and liabilities incurred and all advances made by, the Trustee and each predecessor Trustee and their respective agents, attorneys and counsel.

                  Until such demand is made by the Trustee, the Company may pay the principal of and interest on the Securities of any Series to the persons entitled thereto, whether or not the principal of and interest on the Securities of such Series are overdue.

                  In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee for the Securities of such series, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon such Securities and collect in the manner provided by law out of the property of the Company or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

                  In case there shall be pending proceedings relative to the Company or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Company or other obligor under the Securities of any Series, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed (or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                                       27.

                  (a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Securities of any Series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to, and all expenses and liabilities incurred and all advances made by, the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel) and of the Securityholders allowed in any judicial proceedings relative to the Company or other obligor upon all Securities of any Series, or to the creditors or property of the Company or such other obligor, and

                  (b) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Holders to make payments to the Trustee for the Securities of such Series, and, in the event that such Trustee shall consent to the making of payments directly to the Securityholders, to pay to such Trustee such amounts as shall be sufficient to cover reasonable compensation to, and all expenses and liabilities incurred and all advances made by, such Trustee, each predecessor Trustee and their respective agents, attorneys and counsel and all other amounts due to such Trustee or any predecessor Trustee pursuant to Section 6.7.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any Series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

                  All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee for the Securities of such Series without the possession of any of the Securities of such Series or the production thereof at any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities in respect of which such action was taken.

                  In any proceedings brought by the Trustee for the Securities of such Series (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities in respect of which such action was taken, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

                  SECTION 5.3 Application of Proceeds. Any moneys collected by the Trustee for the Securities of such Series pursuant to this Article in respect of the

                                       28.

Securities of any series shall be applied in the following order at the date or dates fixed by such Trustee and, in case of the distribution of such moneys on account of principal or interest, upon presentation of the several Securities in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such Series in reduced principal amounts in exchange for the presented Securities of like Series if only partially paid, or upon surrender thereof if fully paid:

                  FIRST: To the payment of costs and expenses applicable to such Series in respect of which moneys have been collected, including reasonable compensation to, and all expenses and liabilities incurred and all advances made by, the Trustee and each predecessor Trustee and their respective agents and attorneys and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 6.7;

                  SECOND: To the payment of the amounts then due and unpaid for principal of and interest on the Securities of such Series in respect of which moneys have been collected, such payments to be made ratably to the persons entitled thereto, without discrimination or preference, according to the amounts then due and payable on such Securities for principal and interest; and

                  THIRD: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

                  SECTION 5.4 Restoration of Rights on Abandonment of Proceedings. In case the Trustee for the Securities of any Series shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case, subject to the determination in any such proceeding, the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

                  SECTION 5.5 Limitations on Suits by Securityholders. No Holder of any Security of any Series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such Series then Outstanding shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee indemnity reasonable to it as it may require, against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by Holders of a

                                       29.

majority in principal amount of the Securities of such Series then Outstanding; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder of a Security and the Trustee, that no one or more Holders of Securities of any Series shall have any right in any manner whatever, by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable Series.

                  SECTION 5.6 Unconditional Right of Securityholders to Institute Certain Suits. Notwithstanding any provision in this Indenture and any provision of any Security, the right of any Holder of any Security to receive payment of the principal of and (subject to Section 2.7) interest on such Security at the respective rates, in the respective amount on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                  SECTION 5.7 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 2.9 and Section 5.5, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  No delay or omission of the Trustee or of any Securityholder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.5, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or the Securityholders.

                  SECTION 5.8 Control by Securityholders. The Holders of a majority in aggregate principal amount of the Securities of each Series affected (with each Series treated as a separate class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such Series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the

                                       30.

actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all Series so affected not joining in the giving of said direction, it being understood that the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

                  SECTION 5.9 Waiver of Past Defaults. The Holders of a majority in aggregate principal amount of the Securities of such Series at the time outstanding may on behalf of the Holders of all the Securities of such Series waive any past default hereunder or its consequences, except a default in the payment of the principal of or interest on any of the Securities of such Series.

                  Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                  SECTION 5.10 Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security, by his acceptance thereof, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any Series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such Series, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the due date expressed in such Security.

                  SECTION 5.11 Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                                       31.

                                   ARTICLE SIX

                             CONCERNING THE TRUSTEE

                  SECTION 6.1 Duties of Trustee.

                  (a) If an Event of Default has occurred and is continuing with respect to the Securities of any Series, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                  (b) Except during the continuance of an Event of Default with respect to the Securities of any Series:

                           (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (1) this paragraph (c) does not limit the effect of paragraph (b) of this Section 6.1;

                           (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.8.

                                       32.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 6.1.

                  (e) No provision of this Indenture shall require the Trustee to extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any loss, liability or expense.

                  (f) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                  SECTION 6.2 Rights of Trustee.

                  (a) The Trustee may rely on, and shall be protected in relying upon, any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                  (c) Subject to the provisions of Section 6.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (d) Before the Trustee acts or refrains from acting the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel.

                  (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee indemnity reasonable to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                                       33.

                  (g) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, Officers' Certificate, or other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities then outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Company or, if advanced by the Trustee, shall be repaid by the Company upon demand.

                  (h) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

                  (i) The Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Company, except as otherwise set forth herein, but the Trustee may require of the Company full information and advice as to the performance of the covenants, conditions and agreements contained herein and shall be entitled in connection herewith to examine the books, records and premises of the Company.

                  (j) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful default.

                  (k) Except for (i) a default under Sections 5.1(a) or (b) hereof, or (ii) any other event of which the Trustee has "actual knowledge" and which event, with the giving of notice or the passage of time or both, would constitute an Event of Default under this Indenture, the Trustee shall not be deemed to have notice of any default or event unless specifically notified in writing of such event by the Company or the Holders of not less than 25% in aggregate principal amount of the Securities Outstanding; as used herein, the term "actual knowledge" means the actual fact or statement of knowing, without any duty to make any investigation with regard thereto.

                  SECTION 6.3 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, registrar or co-registrar may do the same with like rights.
However, the Trustee must comply with Sections 6.10 and 6.11.

                  SECTION 6.4 Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be

                                       34.

accountable for the Company's use of the proceeds from the Securities, it shall not be responsible for any statement in the registration statement for the Securities under the Securities Act of 1933, as amended, or in the Indenture or the Securities (other than its certificate of authentication).

                  SECTION 6.5 Notice of Defaults. If a default occurs and is continuing with respect to any Securities of any Series and if the Trustee has actual knowledge of such default, the Trustee shall give to each Securityholder of such Series notice of the default within 90 days after such default occurs. Except in the case of a default described in Section 5.1(a) or (b), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Securityholders of such Series.

                  SECTION 6.6 Reports by Trustee to Holders. Within 60 days after each July 15 beginning with the July 15 following the date of this Indenture, the Trustee shall mail to each Securityholder of any Series and each other person specified in TIA Section 313(c) a brief report dated as of such July 15 that complies with TIA Section 313(a) to the extent required thereby. The Trustee also shall comply with TIA Section 313(b).

                  A copy of each report at the time of its mailing to Securityholders of any Series shall be filed with the Commission and each securities exchange on which the Securities of any Series are listed. The Company agrees promptly to notify the Trustee whenever the Securities of any Series become listed on any securities exchange and of any delisting thereof.

                  SECTION 6.7 Compensation and Indemnity. The Company agrees:

                  (a) to pay to the Trustee from time to time, and the Trustee shall be entitled to, in Dollars such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except to the extent any such expense, disbursement or advance may be attributable to its negligence or willful misconduct; and

                  (c) to indemnify the Trustee in Dollars for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against or investigating any claim or

                                       35.

liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that any such loss, liability or expense may be attributable to its negligence or willful misconduct.

                  As security for the performance of the obligations of the Company in this Section 6.7, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay the principal of or interest, if any, on particular Securities.

                  "Trustee" for purpose of this Section 6.7 includes any predecessor trustee, provided that the negligence or bad faith of any Trustee shall not be attributable to any other Trustee.

                  The Company's payment obligations pursuant to this Section 6.7 shall constitute additional indebtedness hereunder and shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a default specified in Sections 5.1(d) and 5.1(e), such expenses (including reasonable fees and expenses of its counsel) are intended to constitute expenses of administration under bankruptcy law.

                  SECTION 6.8 Replacement of Trustee. The Trustee may resign at any time with respect to Securities of one or more Series by so notifying the Company; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 6.8. The Holders of a majority in aggregate principal amount of the Outstanding Securities of any Series may remove the Trustee with respect to such Series at the time outstanding by so notifying the Trustee and the Company. The Company shall remove the Trustee if:

                  (1) the Trustee fails to comply with Section 6.10;

                  (2) the Trustee is adjudged bankrupt or insolvent;

                  (3) a receiver or public officer takes charge of the Trustee or its property; or

                  (4) the Trustee otherwise becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to the Securities of one or more Series, the Company shall promptly appoint, by resolution of its Board of Directors, a successor Trustee with respect to the Securities of such Series.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture with respect to the Securities of such Series. The successor Trustee shall mail a notice of its succession to

                                       36.

Securityholders so affected. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 6.7.

                  If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 6.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  SECTION 6.9 Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

                  SECTION 6.10 Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Section 310(a)(1). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. Neither the Company nor any person directly or indirectly controlling, controlled by or under common control with the Company shall serve as Trustee hereunder. The Trustee shall comply with TIA Section 310(b).

                  SECTION 6.11 Preferential Collection of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.


                                  ARTICLE SEVEN

                         CONCERNING THE SECURITYHOLDERS

                  SECTION 7.1 Evidence of Action Taken by Securityholders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all Series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2)

                                       37.

conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

                  (b) The ownership of Securities shall be proved by the Security register.

                  SECTION 7.2 Proof of Execution of Instruments. Subject to Sections 6.1 and 6.2, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

                  SECTION 7.3 Holders to Be Treated as Owners. The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register for such Series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

                  SECTION 7.4 Securities Owned by Company Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities.

                  SECTION 7.5 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all Series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the

                                       38.

Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all Series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities affected by such action.


                                  ARTICLE EIGHT

                             SUPPLEMENTAL INDENTURES

                  SECTION 8.1 Supplemental Indentures Without Consent of Securityholders. The Company, when authorized by a resolution of its Board of Directors, and the Trustee for the Securities of any and all Series may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof), in form satisfactory to such Trustee, for one or more of the following purposes:

                  (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more Series any property or assets;

                  (b) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Nine;

                  (c) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions for the protection of the Holders of Securities of any or all Series and, if such additional covenants are to be for the benefit of less than all the Series of Securities, stating that such covenants are being added solely for the benefit of such Series;

                  (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Board of Directors may deem necessary or desirable and which shall not materially and adversely affect the interests of the Holders of the Securities;

                                       39.

                  (e) to establish the form or terms of Securities of any Series as permitted by Sections 2.1 and 2.3; or

                  (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more Series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than the one Trustee, pursuant to the requirements of Section 6.8.

                  The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of
Section 8.2.

                  SECTION 8.2 Supplemental Indentures with Consent of Securityholders. With the consent (evidenced as provided in Article Seven) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each Series affected by such supplemental indenture (voting as one class), the Company, when authorized by a resolution of its Board of Directors, and the Trustee for such Series of Securities may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such Series; provided, however, that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or impair or affect the right of any Securityholder to institute suit for payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder without the consent of the Holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities of any Series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected, or (c) reduce the amount of principal payable upon acceleration of the maturity of any Original Issue Discount Security.

                  Upon the request of the Company, accompanied by a copy of a resolution of the Board of Directors certified by the secretary or an assistant secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee for such Series of Securities of evidence of the consent of

                                       40.

securityholders as aforesaid and other documents, if any, required by Section 7.1, the Trustee for such Series of Securities shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects such Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case such Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall give notice in the manner and to the extent provided in Section
11.4 to the Holders of Securities of each Series affected thereby at their addresses as they shall appear on the Security register of the Company, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  SECTION 8.3 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of Securities of each Series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  SECTION 8.4 Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Eight complies with the applicable provisions of this Indenture.

                  SECTION 8.5 Notation on Securities in Respect of Supplemental Indentures. Securities of any Series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear, upon the direction of the Company, a notation in form satisfactory to the Trustee for the Securities of such Series as to any matter provided for by such supplemental indenture. If the Company or the Trustee shall so determine, new Securities of any Series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of such Series then outstanding.

                                       41.

                                  ARTICLE NINE

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

                  SECTION 9.1 Company May Consolidate, Etc. on Certain Terms. The Company may consolidate with, or sell, convey or lease all or substantially all of its assets to, or merge with or into, any other corporation, provided that in any such case, (i) either the Company shall be the continuing corporation, or the successor corporation shall be organized and validly existing under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of and interest on all the securities according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, and (ii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale, conveyance or lease, be in material default in the performance or observance of any such covenant or condition.

                  SECTION 9.2 Successor Corporation Substituted. In case of any such consolidation, merger, sale, lease or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall make available for delivery any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

                  In case of any such consolidation, merger, sale, lease or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

                  In the event of any such sale or conveyance the Company (or any successor corporation which shall theretofore have become such in the manner described in this Article) shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

                                       42.

                  SECTION 9.3 Opinion of Counsel to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall receive an Opinion of Counsel, prepared in accordance with Section 11.5, as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.


                                   ARTICLE TEN

            SATISFACTION AND DISCHARGE OF INDENTURE: UNCLAIMED MONEYS

                  SECTION 10.1 Satisfaction and Discharge of Indenture.

                  (A) If at any time (a) the Company shall have paid or caused to be paid the principal of and interest on all the Securities of any Series Outstanding hereunder (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9) as and when the same shall have become due and payable, or (b) the Company shall have delivered to the Trustee for cancellation all Securities of any Series theretofore authenticated (other than any Securities of such Series which have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9) or (c) (i) all the Securities of such Series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Company shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount (other than moneys repaid by the Trustee or any Paying Agent to the Company in accordance with Section 10.4) or Government Obligations maturing as to principal and interest in such amounts and at such times as will ensure the availability of cash sufficient to pay at maturity or upon redemption all Securities of such Series (other than any Securities of such Series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.9) not theretofore delivered to the Trustee for cancellation, including principal and interest due or to become due to such date of maturity as the case may be, and if, in any such case, the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to Securities of such Series, then this Indenture shall cease to be of further effect with respect to Securities of such Series (except as to (i) rights of registration of transfer and exchange, and the Company's right of optional redemption (provided the Company provides sufficient funds to effect such optional redemption), (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of Holders to receive payments of principal thereof and interest thereon upon the original stated due dates therefor (but not upon acceleration) and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of the Securityholders of such Series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and, subject to Section 10.5, the Trustee, on demand of the Company

                                       43.

accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to such Series; provided, that the rights of Holders of the Securities to receive amounts in respect of principal of and interest on the Securities held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the Securities are listed. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture and the Securities of such Series.

                  (B) (i) In addition to the provisions of Section 10.1(A), the Company may, at its option by or pursuant to, or otherwise in a manner or by such Persons as may be authorized pursuant to, one or more resolutions duly adopted by the Board of Directors, at any time with respect to the Securities of any Series, elect to have defeasance under subsection (ii) or (iii) of this Section 10.1(B) be applied to the Outstanding Securities of such Series provided that provision therefor is made for such application pursuant to Section 2.3 and the applicable conditions thereto as set forth in this Section 10.1(B) have been satisfied.

                           (ii) Upon the Company's exercise of the option referenced in Section 10.1(B)(i) applicable to this subsection, the Company may terminate its obligations under the Outstanding Securities of any Series and this Indenture with respect to such Series on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such Series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense and request of the Company, shall execute proper instruments acknowledging the same), except for the following: (1) the rights of Holders of Outstanding Securities of such Series to receive payments in respect of the principal of and interest on such Securities when such payments are due, (2) the Company's obligations with respect to such Securities under Sections 2.8, 2.9, 3.2, 6.7, 10.4 and 10.5,
         (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and (4) this Section 10.1(B).

                           (iii) Upon the Company's exercise of the option referenced in Section 10.1(B)(i) applicable to this subsection, the Company shall be released from its obligations under the covenants contained in Sections 3.6 and 3.7 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Outstanding Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this

                                       44.

         purpose, such covenant defeasance means that, with respect to the outstanding securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 5.1(c) or (g), but, except as specified above, the remainder of this Indenture and such Outstanding Securities shall be unaffected thereby.

                           (iv) The following shall be the conditions to the application of Section 10.1(B) (ii) or (iii) to the Outstanding Securities of such Series:

                                    (1) The Company shall have irrevocably
         deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.10 who shall agree to comply with the provisions of this Section 10.1(B) applicable to it) under the terms of an irrevocable trust agreement, as trust funds in trust solely for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities of such Series, (I) cash in the currency or currency unit required, or (II) Government Obligations maturing as to principal and interest in such amounts (payable in the currency in which the Securities of such Series are payable) and at such times as are sufficient, to pay the principal of and interest on the Outstanding Securities of such Series to maturity or redemption, as the case may be, or (III) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (x) the principal of and each installment of principal of and interest, if any, on the Outstanding Securities of such Series on the stated maturity of such principal or installment of principal or interest, if any, and (y) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such Series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. Such irrevocable trust agreement shall include, among other things, (a) provision for the payments referenced in clauses (x) and (y) of the immediately preceding sentence, (b) the payment of the reasonable expenses of the Trustee incurred or to be incurred in connection with carrying out such trust provisions, (c) rights of registration, transfer, substitution and exchange of Securities of such Series in accordance with the terms stated in this Indenture and (d) continuation of the rights and obligations and immunities of the Trustee as against the Holders of Securities of such Series as stated in this Indenture.

                                    (2) No Event of Default or event which with
         notice or lapse of time or both would constitute an Event of Default with respect to the Securities of such Series shall have occurred and be continuing on the date of

                                       45.

         such deposit or, insofar as Sections 5.1(e) and 5.1(f) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                                    (3) Such defeasance shall not result in a
         breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

                                    (4) In the case of an election under Section
         10.1(B)(ii), the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Securityholders of such Series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and defeasance and will be subject to Federal income tax on the same amounts and in the same manner and at the same time as would have been the case if such deposit and defeasance had not occurred, and which Opinion of Counsel must be based upon (x) a ruling of the U.S. Internal Revenue Service to the same effect or (y) a change in applicable U.S. Federal income tax law after the date of the Indenture such that a ruling is no longer required.

                                    (5) In the case of an election under Section
         10.1(b)(iii) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Securityholders of such Series will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts and in the same manner and at the same time as would have been the case if such covenant defeasance had not occurred.

                                    (6) The Company shall have delivered to the
         Trustee an Officers' Certificate and Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the deposit and defeasance or covenant defeasance, as the case may be, contemplated by this Section 10.1(B) have been complied with.

                  SECTION 10.2 Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 10.4, all moneys deposited with the Trustee pursuant to Section 10.1 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Holders of the particular Securities of such Series for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 10.1 or the principal and interest received in respect thereof other

                                       46.

than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

                  SECTION 10.3 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any Series, all moneys then held by any Paying Agent (other than the Company) under the provisions of this Indenture with respect to such Series of Securities shall, upon written demand of the Company, be paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                  SECTION 10.4 Return of Unclaimed Moneys Held by Trustee and Paying Agent. Any moneys deposited with or paid to the Trustee or any Paying Agent (including the Company acting as its own Paying Agent) for the payment of the principal of or interest on any Security of any Series and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Company, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, promptly be repaid to the Company by the Trustee for such Series or such Paying Agent (except that with respect to any amounts then held by the Company in trust as its own Paying Agent no such request need be given and at such time the Company shall be discharged from its duty to hold such moneys in trust as Paying Agent), and the Holder of the Security of such Series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Company for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease. Anything in this Article Ten to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the written request of the Company any money or Government Obligations held by it as provided in Section 10.1(B)(iv) which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect such defeasance or covenant defeasance, as the case may be, in accordance with the provisions of this Indenture.

                  SECTION 10.5 Reinstatement of Company's Obligations. If the Trustee is unable to apply any funds or Government Obligations in accordance with Section 10.1 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this indenture and the Securities of any Series for which such application is prohibited shall be revived and reinstated as if no deposit had occurred pursuant to Section 10.1 until such time as the Trustee is permitted to apply all such funds or Government Obligations in accordance with Section 10.1; provided, however, that if the Company has made any payment of interest on or principal of any of such Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Securityholders of such Securities to receive such payment from the funds or Government Obligations held by the Trustee.

                                       47.

                                 ARTICLE ELEVEN

                            MISCELLANEOUS PROVISIONS

                  SECTION 11.1 Incorporators, Stockholders, Officers and Directors of Company Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

                  SECTION 11.2 Provisions of Indenture for the Sole Benefit of Parties and Securityholders. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any Person, firm or corporation, other than the parties hereto, any Paying Agent and their successors hereunder and the Holders of the Securities any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

                  SECTION 11.3 Successors and Assigns of Company Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 11.4 Notices and Demands on Company, Trustee and Securityholders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Company may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Company is filed by the Company with the Trustee) to WellPoint Health Networks Inc., 21555 Oxnard Street, Woodland Hills, CA 91367, Attention: Corporate Secretary. Any notice, direction, request or demand by the Company or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first-class mail, postage prepaid to such Holders as their names and addresses appear in the Security register within the time prescribed. Where this

                                       48.

Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

                  In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Company and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably acceptable to the Trustee shall be deemed to be a sufficient giving of such notice.

                  SECTION 11.5 Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information with respect to which is in the possession of the Company, upon the certificate, statement or opinion

                                       49.

of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                  Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                  SECTION 11.6 Payments Due on Saturdays, Sundays and Holidays. Unless otherwise specified in a Security, if the date of maturity of interest on or principal of the Securities of any Series or the date fixed for redemption or repayment of any such Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

                  SECTION 11.7 Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required by the Trust Indenture Act of 1939, as amended, such required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act of 1939, as amended, that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

                  SECTION 11.8 California Law to Govern. This Indenture and each Security shall be deemed to be a contract under the internal laws of the State of California (without regard to conflicts of laws provisions thereof), and for all purposes shall be construed in accordance with the laws of said State, provided, however, that the rights and duties of the Trustee hereunder shall be construed in accordance with the laws of the State of the Trustee's principal place of business.

                  SECTION 11.9 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  SECTION 11.10 Effect of Headings; Gender. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof. The use of the masculine, feminine or neuter gender herein shall not limit in any way the applicability of any term or provision hereof.

                                       50.

                                 ARTICLE TWELVE

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

                  SECTION 12.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any Series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a Series except as otherwise specified as contemplated by Section 2.3 for Securities of such Series.

                  SECTION 12.2 Notice of Redemption; Partial Redemptions. Notice of redemption to the Holders of Securities of any Series required to be redeemed or to be redeemed as a whole or in part at the option of the Company shall be given by giving notice of such redemption as provided in Section 11.4, at least 15 days and not more than forty-five days prior to the date fixed for redemption to such Holders of Securities of such Series. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a Series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such Series.

                  The notice of redemption to each such Holder shall specify the date fixed for redemption, the "CUSIP" number or numbers for such Securities, the redemption price, the Place or Places of Payment, that payment will be made upon presentation and surrender of such Securities, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice, that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue and, if applicable, that a Holder of Securities who desires to convert Securities for redemption must satisfy the requirements for conversion contained in such Securities, the then existing conversion price or rate and the date and time when the option to convert shall expire. If less than all of the Securities of any Series are to be redeemed, the notice of redemption shall specify the numbers of the Securities of such Series to be redeemed. In case any Security of a Series is to be redeemed in part, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such Series in principal amount equal to the unredeemed Portion thereof will be issued.

                  The notice of redemption of Securities of any Series to be redeemed at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. If such notice is to be given by the Trustee, or if less than all the Securities of a Series are to be redeemed and the Trustee is to make a selection of the Securities of such Series to be redeemed, the Company shall provide notice of such redemption to the Trustee at least forty-five days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee). If such notice is given by the Company, the Company shall provide a copy of

                                       51.

such notice given to the Holders of such redemption to the Trustee at least 3 Business Days prior to the date such notice is given to such Holders, but in any event at least 15 days prior to the date fixed for redemption (unless a shorter notice shall be satisfactory to the Trustee).

                  Unless otherwise specified pursuant to Section 2.3, not later than the redemption date specified in the notice of redemption given as provided in this Section, the Company will have on deposit with the Trustee or with one or more Paying Agents (or, if the Company is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 3.4) in funds available on such date an amount of money sufficient to redeem on the redemption date all the Securities of such Series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all the Outstanding Securities of a Series are to be redeemed, the Company will deliver to the Trustee at least forty-five days prior to the date fixed for redemption an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed.

                  If less than all the Securities of a Series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such Series to be redeemed in whole or in part and the Trustee shall promptly notify the Company in writing of the Securities of such Series selected for redemption and, in the case of any Securities of such Series selected for partial redemption, the principal amount thereof to be redeemed. However, if less than all the Securities of any Series with differing issue dates, interest rates and stated maturities are to be redeemed, the Company in its sole discretion shall select the particular securities to be redeemed and shall notify the Trustee in writing thereof at least forty-five days prior to the relevant redemption date. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such Series or any multiple thereof. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any Series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

                  SECTION 12.3 Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and, except as provided in Sections 6.1 and 10.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a Place of Payment specified in said notice, said Securities or the specified

                                       52.

portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that if for any Securities the date fixed for redemption is a regular interest payment date, payment of interest becoming due on such date shall be payable to the Holders of such Securities registered as such on the relevant record date subject to the terms and provisions of Section 2.7 hereof.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest borne by the Security.

                  Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

                  SECTION 12.4 Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Company and delivered to the Trustee at least 30 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by, either (a) the Company or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

                  SECTION 12.5 Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of Securities of any Series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Securities of any Series is herein referred to as an "optional sinking fund payment." The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date."

                  In lieu of making all or any part of any mandatory sinking fund payment with respect to any Series of Securities in cash, the Company may at its option (a) deliver to the Trustee securities of such Series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Company or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Company and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such Series (not previously so credited) redeemed by the Company through any optional redemption provision contained in the terms of such Series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

                                       53.

                  On or before the forty-fifth day next preceding each sinking fund payment date for any Series of Securities, the Company will deliver to the Trustee a written statement (which need not contain the statements required by Section 11.5) signed by an authorized officer of the Company (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash (except as otherwise specified pursuant to Section 2.3 for the Securities of such Series), and the portion to be satisfied by delivery or credit of Securities of such Series, (b) stating that none of the Securities of such Series for which credit is sought has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such Series have occurred (which have not been waived or cured) and are continuing, (d) stating whether or not the Company intends to exercise its right to make an optional sinking fund payment with respect to such Series and, if so, specifying the amount of such optional sinking fund payment which the Company intends to pay on or before the next succeeding sinking fund payment date and
(e) specifying such sinking fund payment date. Any Securities of such Series to be credited and required to be delivered on the Trustee in order for the Company to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section
2.10 to the Trustee with such written statement. Such written statement shall be irrevocable and upon its receipt by the Trustee the Company shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company, on or before any such forty-fifth day, to deliver such written statement and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Company (i) that the mandatory sinking fund payment for such Series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such Series in respect thereof and (ii) that the Company will make no optional sinking fund payment with respect to such Series as provided in this Section.

                  If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $100,000 (or a lesser sum if the Company shall so request) with respect to the Securities of any particular Series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such Series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $100,000 or less and the Company makes no such request then it shall be carried over until a sum in excess of $100,000 is available. The Trustee shall select, in the manner provided in Section 12.2 and giving effect to any exclusions required pursuant to Section 12.4, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such Series to absorb said cash, as nearly as may be possible, and shall (if requested in writing by the Company) inform the Company of the serial numbers of the Securities of such Series (or portions thereof) so selected. The Trustee, in the name and at the expense of the Company (or the Company, if it shall so notify the Trustee in writing), shall cause notice of redemption of the Securities of such Series to be given in substantially the manner provided in Section 12.2 (and with the effect

                                       54.

provided in Section 12.3) for the redemption of Securities of such Series at the option of the Company. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such Series shall be added to the next cash sinking fund payment for such Series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such Series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such Series at maturity.

                  Unless otherwise specified pursuant to Section 2.3, not later than the sinking fund payment date, the Company shall have paid to the Trustee in cash or shall otherwise provide in funds available on such date for the payment of all principal and interest accrued to the date fixed for redemption on Securities to be redeemed on such sinking fund payment date.

                  The Trustee shall not redeem or cause to be redeemed any Securities of a Series with sinking fund moneys or mail or publish any notice of redemption of Securities for such Series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the mailing or publication of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Company a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such Series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Five and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 5.9 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

                  SECTION 12.6 Repayment at the Option of the Holders. Securities of any Series which are repayable at the option of the Holders thereof before their stated maturity shall be repaid in accordance with the terms of the Securities of such Series.

                  The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their stated maturity, for purposes of Section 10.1, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled.

                                       55.

                  SECTION 12.7 Conversion Arrangement on Call for Redemption. In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Trustee or the Paying Agent in trust for the Holders of Securities, on or before 10:00 a.m. New York time on the redemption date, an amount not less than the redemption price, together with interest, if any, accrued to the redemption date of such Securities, in immediately available funds. Notwithstanding anything to the contrary contained in this Article Twelve, the obligation of the Company to pay the redemption price of such Securities, including all accrued interest, if any, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the last day on which Securities of such series called for redemption may be converted in accordance with this Indenture and the terms of such Securities, subject to payment to the Trustee or Paying Agent of the above-described amount. The Trustee or the Paying Agent shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it in the same manner as it would pay moneys deposited with it by the Company for the redemption of Securities. Without the Trustee's and the Paying Agent's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee and the Paying Agent as set forth in this Indenture, and the Company agrees to indemnify the Trustee and the Paying Agent from, and hold them harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Trustee and the Paying Agent (including the fees and expenses of their agents and counsel) in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of their powers, duties, responsibilities or obligations under this Indenture.


                                ARTICLE THIRTEEN

                            CONVERSION OF SECURITIES

                  SECTION 13.1 Applicability of Article. Securities of any series which are convertible into Common Shares at the option of the Holder of such Securities shall be convertible in accordance with their terms and (unless otherwise specified as contemplated by Section 2.3 for the Securities of any series) in accordance with this Article. Each reference in this Article Thirteen to "a Security" or "the Securities" refers to the Securities of the particular Series that is convertible into Common Shares. If more than one Series of Securities with conversion privileges are Outstanding at any

                                       56.

time, the provisions of this Article Thirteen shall be applied separately to each such series.

                  SECTION 13.2 Right of Holders to Convert Securities into Common Shares. Subject to and upon compliance with the terms of the Securities and the provisions of Section 12.7 and this Article Thirteen, at the option of the Holder thereof, any Security of any series of any authorized denomination which is convertible into Common Shares, or any portion of the principal amount thereof which is $1,000 or any integral multiple of $1,000, may, at any time during the period specified in the Securities of such series, or in case such Security or portion thereof shall have been called for redemption, then in respect of such Security or portion thereof until and including, but not after (unless the Company shall default in payment due upon the redemption thereof) the close of business on the redemption date (except that in the case of repayment at the option of the Holder, if specified in the terms of the relevant Security, such right shall terminate upon the Company's receipt of written notice of the exercise of such option), be converted into duly authorized, validly issued, fully paid and nonassessable Common Shares, as specified in such Security, at the conversion price or conversion rate for each $1,000 principal amount of Securities (such initial conversion rate reflecting an initial conversion price specified in such Security) in effect on the conversion date, or, in case an adjustment in the conversion price has taken place pursuant to the provisions of this Article Thirteen, then at the applicable conversion price as so adjusted, upon surrender of the Security or Securities, the principal amount of which is so to be converted, to the Company at any time during usual business hours at the office or agency to be maintained by it in accordance with the provisions of Section 3.2, accompanied by a written notice of election to convert as provided in Section 13.3 and, if the Holder requests that the Common Shares be registered in a name other than that of the Holder, by a written instrument or instruments of transfer in form satisfactory to the Company and/or the Trustee, as applicable, duly executed by the Holder thereof or his attorney duly authorized in writing. All Securities surrendered for conversion shall, if surrendered to the Company or any conversion agent, be delivered to the Trustee for cancellation and cancelled by it, or shall, if surrendered to the Trustee, be cancelled by it, as provided in Section 2.10.

                  The initial conversion price or conversion rate in respect of a Series of Securities shall be as specified in the Securities of such Series. The conversion price or conversion rate will be subject to adjustment on the terms set forth in Section 13.5 or such other or different terms, if any, as may be specified by Section 2.3 for Securities of such Series. Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of any portion of it.

                  SECTION 13.3 Issuance of Common Shares on Conversions. As promptly as practicable after the surrender, as herein provided, of any Security or Securities for conversion into Common Shares, the Company shall deliver or cause to be delivered at its said office or agency to or upon the written order of the Holder of the Security or Securities so surrendered a certificate or certificates representing the number of duly authorized, validly issued, fully paid and nonassessable Common Shares into which such

                                       57.

Security or Securities may be converted in accordance with the terms thereof and the provisions of this Article Thirteen. Prior to delivery of such certificate or certificates, the Company shall require written notice at its said office or agency from the Holder of the Security or Securities so surrendered stating that the Holder irrevocably elects to convert such Security or Securities, or, if less than the entire principal amount thereof is to be converted, stating the portion thereof to be converted. Such notice shall also state the name or names (with address and social security or other taxpayer identification number) in which said certificate or certificates are to be issued. Such conversion shall be deemed to have been made at the time that such Security or Securities shall have been surrendered for conversion and such notice shall have been received by the Company or the Trustee, the rights of the Holder of such Security or Securities as a Holder shall cease at such time, the Person or Persons entitled to receive the Common Shares upon conversion of such Security or Securities shall be treated for all purposes as having become either record holder or holders of such Common Shares at such time and such conversion shall be at the conversion price in effect at such time. In the case of any Security of any Series which is converted in part only, upon such conversion, the Company shall execute and, upon the Company's request and at the Company's expense, the Trustee or an authenticating agent shall authenticate and deliver to the Holder thereof, as requested by such Holder, a new Security or Securities of such Series of authorized denominations in aggregate principal amount equal to the unconverted portion of such Security.

                  If the last day on which such Security may be converted is not a Business Day in a place where the conversion agent for that Security is located, such Security may be surrendered to that conversion agent on the next succeeding day that is a Business Day.

                  The Company shall not be required to deliver certificates for Common Shares upon conversion while its stock transfer books are closed for a meeting of shareholders or for the payment of dividends or for any other purpose, but certificates for Common Shares shall be delivered as soon as the stock transfer books shall again be opened.

                  SECTION 13.4 No Payment or Adjustment for Interest or Dividends. Unless otherwise specified as contemplated by Section 2.3 for Securities of such Series, Securities surrendered for conversion into Common Shares during the period from the close of business on any regular record date (or special record date) next preceding any interest payment date to the opening of business on such interest payment date (except Securities called for redemption on a redemption date within such period) when surrendered for conversion must be accompanied by payment (by certified or official bank check to the order of the Company payable in clearing house funds at the location where the Securities are surrendered) of an amount equal to the interest thereon which the Holder is entitled to receive on such interest payment date. Payment of interest shall be made, on such interest payment date or such other payment date (as set forth in Section 2.7), as the case may be, to the Holder of the Securities as of such regular record date or special record date, as applicable. Except where Securities surrendered for

                                       58.

conversion must be accompanied by payment as described above, no interest on converted Securities will be payable by the Company on any interest payment date subsequent to the date of conversion. No other payment or adjustment for interest or dividends is to be made upon conversion. Notwithstanding the foregoing, upon conversion of any Original Issue Discount Security, the fixed number of Common Shares into which such Security is convertible delivered by the Company to the Holder thereof shall be applied, first, to the portion attributable to the accrued original issue discount relating to the period from the date of issuance to the date of conversion of such Security, and, second, to the portion attributable to the balance of the principal amount of such Security.

                  SECTION 13.5 Adjustment of Conversion Price. Unless otherwise specified as contemplated by Section 2.3 for Securities of such Series, the conversion price for Securities convertible into Common Shares shall be adjusted from time to time as follows:

                  (a) In case the Company shall (x) pay a dividend or make a distribution on Common Shares in Common Shares, (y) subdivide the outstanding Common Shares into a greater number of shares or (z) combine the outstanding Common Shares into a smaller number of shares, the conversion price for the Securities of such Series shall be adjusted so that the Holder of any such Security thereafter surrendered for conversion shall be entitled to receive the number of Common Shares which he would have owned or have been entitled to receive after the happening of any of the events described above had such Security been converted immediately prior to the record date in the case of a dividend or the effective date in the case of subdivision or combination. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend, except as provided in subsection (h) below, and shall become effective immediately after the effective date in the case of a subdivision or combination.

                  (b) In case the Company shall issue rights or warrants to all holders of Common Shares entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Shares at a price per share less than the current market price per share of Common Shares (as defined for purposes of this subsection (b) in subsection (e) below), at the record date for the determination of stockholders entitled to receive such rights or warrants, the conversion price in effect immediately prior thereto shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Common Shares outstanding on such record date plus the number of Common Shares which the aggregate offering price of the total number of Common Shares so offered would purchase at such current market price, and the denominator of which shall be the number of Common Shares outstanding on such record date plus the number of additional Common Shares receivable upon exercise of such rights or warrants. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately, except as provided in subsection (h) below, after

                                       59.

such record date. In determining whether any rights or warrants entitle the Holders of the Securities of such Series to subscribe for or purchase Common Shares at less than such current market price, and in determining the aggregate offering price of such Common Shares, there shall be taken into account any consideration received by the Company for such rights or warrants plus the exercise price thereof, the value of such consideration or exercise price, as the case may be, if other than cash, to be determined by the Board of Directors.

                  (c) In case the Company shall distribute to all holders of Common Shares any shares of capital stock of the Company (other than Common Shares) or evidences of its indebtedness or assets (excluding cash dividends or distributions paid from retained earnings of the Company) or rights or warrants to subscribe for or purchase any of its securities (excluding those rights or warrants referred to in subsection (b) above) (any of the foregoing being herein in this subsection (c) called the "Special Securities"), then, in each such case, unless the Company elects to reserve such Special Securities for distribution to the Holders of Securities of such Series upon the conversion so that any such Holder converting such Securities will receive upon such conversion, in addition to the Common Shares to which such Holder is entitled, the amount and kind of Special Securities which such Holder would have received if such Holder had, immediately prior to the record date for the distribution of the Special Securities, converted Securities into Common Shares, the conversion price shall be adjusted so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to such record date by a fraction the numerator of which shall be the current market price per share (as defined for purposes of this subsection (c) in subsection (e) below) of Common Shares on the record date mentioned above less the then fair market value (as determined by the Board of Directors, whose determination shall, if made in good faith, be conclusive) of the portion of the Special Securities so distributed applicable to one Common Share, and the denominator of which shall be the current market price per Common Shares (as defined in subsection (e) below); provided, however, that in the event the then fair market value (as so determined) of the portion of the Special Securities so distributed applicable to one Common Share is equal to or greater than the current market price per Common Share (as defined in subsection (e) below) on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Securities of such Series shall have the right to receive the amount and kind of Special Securities such holder would have received had he converted such Securities immediately prior to the record date for the distribution of the Special Securities. Such adjustment shall become effective immediately, except as provided in subsection (h) below, after the record date for the determination of stockholders entitled to receive such distribution.

                  (d) If, pursuant to subsection (b) or (c) above, the conversion price shall have been adjusted because the Company has declared a dividend, or made a distribution, on the outstanding Common Shares in the form of any right or warrant to purchase securities of the Company, or the Company has issued any such right or warrant, then, upon the expiration of any such unexercised right or unexercised warrant,

                                       60.

the conversion price shall forthwith be adjusted to equal the conversion price that would have applied had such right or warrant never been declared, distributed or issued.

                  (e) For the purpose of any computation under subsection (b) above, the current market price per Common Share on any date shall be deemed to be the average of the reported last sales prices for the thirty consecutive Trading Days (as defined below) commencing forty-five Trading Days before the date in question. For the purpose of any computation under subsection (c) above, the current market price per Common Share on any date shall be deemed to be the average of the reported last sales prices for the ten consecutive Trading Days before the date in question. The reported last sales price for each day (whether for purposes of subsection (b) or subsection (c)) shall be the reported last sales price, regular way, or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the New York Stock Exchange Composite Tape or, if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Market of the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or, if the Common Shares are not quoted on such National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for the Common Shares on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in the Common Shares selected for such purpose by the Board of Directors or a committee thereof or, if no such quotations are available, the fair market value of the Common Shares as determined by a New York Stock Exchange member firm regularly making a market in the Common Shares selected for such purpose by the Board of Directors or a committee thereof. As used herein, the term "Trading Day" with respect to the Common Shares means (x) if the Common Shares are listed or admitted for trading on the New York Stock Exchange or another national securities exchange, a day on which the New York Stock Exchange or such other national securities exchange is open for business or (y) if the Common Shares are quoted on the National Market of the NASDAQ, a day on which trades may be made on such National Market or (z) otherwise, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                  (f) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and, provided, further, that adjustment shall be required and made in accordance with the provisions of this Article Thirteen (other than this subsection (f)) not later than such time as may be required in order to preserve the tax free nature of a distribution to the holders of Common Shares. All calculations under this Article Thirteen shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be, with one-half

                                       61.

cent and 1/200 of a share, respectively, being rounded upward. Anything in this
Section 13.5 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the conversion price, in addition to those required by this Section 13.5, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights or warrants to purchase stock or securities, or distribution of other assets (other than cash dividends) hereafter made by the Company to its shareholders shall not be taxable.

                  (g) Whenever the conversion price is adjusted, as herein provided, the Company shall promptly file with the Trustee, at the Corporate Trust Office of the Trustee, and with the office or agency maintained by the Company for the conversion of Securities of such Series pursuant to Section 3.2, an Officers' Certificate, setting forth the conversion price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment. Neither the Trustee nor any conversion agent shall be under any duty or responsibility with respect to any such certificate or any facts or computations set forth therein, except to exhibit said certificate from time to time to any Holder of a Security of such Series desiring to inspect the same. The Company shall promptly cause a notice setting forth the adjusted conversion price to be mailed to the Holders of Securities of such Series, as their names and addresses appear upon the Security register of the Company.

                  (h) In any case in which this Section 13.5 provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (y) issuing to the Holder of any Security of such Series converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event over and above the Common Shares issuable upon such conversion before giving effect to such adjustment and (z) paying to such holder any amount in cash in lieu of any fractional Common Shares pursuant to Section 13.6 hereof.

                  SECTION 13.6 No Fractional Shares to Be Issued. No fractional Common Shares shall be issued upon any conversion of Securities. If more than one Security of any Series shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities of such Series (or specified portions thereof to the extent permitted hereby) so surrendered. Instead of a fraction of a share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment (computed to the nearest cent, with one-half cent being rounded upward) in respect of such fraction of a share in an amount equal to the same fractional interest of the reported last sales price (as defined in Section 13.5(e)) of the Common Shares on the Trading Day (as defined in Section 13.5(e)) next preceding the day of conversion.

                                       62.

                  SECTION 13.7 Preservation of Conversion Rights upon Consolidation, Merger, Sale or Conveyance. In case of any consolidation of the Company with, or merger of the Company into, any other corporation (other than a consolidation or merger in which the Company is the continuing corporation), or in the case of any sale or transfer of all or substantially all of the assets of the Company, the corporation formed by such consolidation or the corporation into which the Company shall have been merged or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to the Trustee, a supplemental indenture, in accordance with the provisions of Articles Eight and Nine as they relate to supplemental indentures, providing that the Holder of each Security then Outstanding of a Series which was convertible into Common Shares shall have the right thereafter to convert such Security into the kind and amount of shares of stock and other securities and property, including cash, receivable upon such consolidation, merger, sale or transfer by a holder of the number of Common Shares of the Company into which such Securities might have been converted immediately prior to such consolidation, merger, sale or transfer. Such supplemental indenture shall conform to the provisions of the Trust Indenture Act of 1939 as then in effect and shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Thirteen. Neither the Trustee nor any conversion agent shall have any liability or responsibility for determining the correctness of any provision contained in any such supplemental indenture relating either to the kind or amount of shares of stock or other securities or property receivable by Holders of the Securities upon the conversion of their Securities after any such consolidation, merger, sale or transfer, or to any adjustment to be made with respect thereto and, subject to the provisions of Section 313 of the Trust Indenture Act of 1939, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Officers' Certificate with respect thereto and an Opinion of Counsel with respect to legal matters related thereto. If in the case of any such consolidation, merger, sale or transfer, the stock or other securities and property receivable by a Holder of the Securities includes stock or other securities and property of a corporation other than the successor or purchasing corporation, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary. The above provisions of this Section 13.7 shall similarly apply to successive consolidations, mergers, sales or transfers.

                  SECTION 13.8 Notice to Holders of the Securities of a Series Prior to Taking Certain Types of Action. With respect to the Securities of any Series, in case:

                  (a) the Company shall authorize the issuance to all holders of Common Shares of rights or warrants to subscribe for or purchase shares of its capital stock or of any other right;

                  (b) the Company shall authorize the distribution to all holders of Common Shares of evidences of indebtedness or assets (except for cash dividends or distributions paid from retained earnings of the Company);

                                       63.

                  (c) of any subdivision or combination of Common Shares or of any consolidation or merger to which the Company is a party and for which approval by the shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Trustee and at the office or agency maintained for the purpose of conversion of Securities of such Series pursuant to Section 3.2, and shall cause to be mailed to the Holders of Securities of such Series, at their last addresses as they shall appear on the Security register of the Company, at least ten days prior to the applicable record date hereinafter specified, a notice stating (i) the date as of which the holders of Common Shares to be entitled to receive any such rights, warrants or distribution are to be determined, or (ii) the date on which any such subdivision, combination, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action is expected to become effective, and the date as of which it is expected that holders of record of Common Shares shall be entitled to exchange their Common Shares for securities or other property, if any, deliverable upon such subdivision, combination, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action. The failure to give the notice required by this Section 13.8 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, subdivision, combination, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action, or the vote upon any of the foregoing.

                  SECTION 13.9 Covenant to Reserve Shares for Issuance on Conversion of Securities. The Company covenants that at all times it will reserve and keep available out of each class of its authorized Common Shares, free from preemptive rights, solely for the purpose of issue upon conversion of Securities of any Series as herein provided, such number of Common Shares as shall then be issuable upon the conversion of all Outstanding Securities of such Series. The Company covenants that all Common Shares which shall be so issuable shall, when issued or delivered, be duly and validly issued Common Shares into which Securities of such Series are convertible, and shall be fully paid and nonassessable, free of all liens and charges and not subject to preemptive rights and that, upon conversion, the appropriate capital stock accounts of the Company will be duly credited.

                  SECTION 13.10 Compliance with Governmental Requirements. The Company covenants that if any Common Shares required to be reserved for purposes of conversion of Securities hereunder require registration or listing with or approval of any governmental authority under any Federal or State law, pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or any national or regional securities exchange on which the Common Shares are listed at the time of delivery of any Common Shares, before such shares may be issued upon conversion, the Company will use its best efforts to cause such shares to be duly registered, listed or approved, as the case may be.

                                       64.

                  SECTION 13.11 Payment of Taxes upon Certificates for Shares Issued upon Conversion. The issuance of certificates for Common Shares upon the conversion of Securities shall be made without charge to the converting Holders for any tax (including, without limitation, all documentary and stamp taxes) in respect of the issuance and delivery of such certificates, and such certificates shall be issued in the respective names of, or in such names as may be directed by, the holders of the Securities converted; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder of the Security converted, and the Company shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  SECTION 13.12 Trustee's Duties with Respect to Conversion Provisions. The Trustee and any conversion agent shall have no duty, responsibility or liability to any Holder to determine whether any facts exist which may require any adjustment of the conversion rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture (or whether such supplemental indenture need be entered into) provided to be employed, in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the registration under securities laws, listing, validity or value (or the kind or amount) of any Common Shares, or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Security, and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion; and the Trustee and any conversion agent, subject to the provisions of Section 313 of the TIA, shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article Thirteen.

                  SECTION 13.13 Conversion of Securities into Preferred Stock. Notwithstanding anything to the contrary in this Article Thirteen, the Company may issue Securities that are convertible into Preferred Shares, including Preferred Shares convertible into Common Shares, in which case all terms and conditions relating to the conversion of Securities into Preferred Shares, including any terms similar to those provided in Sections 13.1 through 13.12, shall be as provided in or pursuant to an appropriate resolution of the Board of Directors or in any indenture supplemental hereto or as otherwise contemplated by Section 2.3.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                       65.

                                       WELLPOINT HEALTH NETWORKS INC.



                                       By:    ___________________________
                                              Name:
                                              Title:


                                       THE BANK OF NEW YORK
                                       as Trustee


                                       By:    ___________________________
                                              Name:
                                              Title:

                                       66.